WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED OCTOBER 23, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED AUGUST 30, 2013, OF

WESTERN ASSET MACRO OPPORTUNITIES FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated August 30, 2013, as supplemented on October 18, 2013 and October 23, 2013, and as may be amended or further supplemented and the fund’s statement of additional information, dated August 30, 2013, are incorporated by reference into this Summary Prospectus.

The seventh paragraph in the section titled “Principal investment strategies” in the fund’s Summary Prospectus and in the fund’s Prospectus is deleted in its entirety and replaced by the following language:

In addition, under normal circumstances, at the time of purchase:

•	No more than 75% of the fund’s net assets may be invested in non-dollar denominated securities.

•

No more than 50% of the fund’s net assets may be invested in un-hedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

•

No more than 50% of the fund’s net assets may be invested in debt and other fixed income securities rated below the Baa or BBB categories at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or unrated securities of comparable quality at the time of purchase (as determined by the subadvisers). Securities rated below investment grade (i.e., securities rated below the Baa/BBB categories) are commonly known as “junk bonds” or “high yield securities.”

•	No more than 50% of the fund’s net assets may be invested in securities of issuers in emerging markets

Please retain this supplement for future reference.

WASX015992